UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 24, 2014 (March 18, 2014)

ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33912 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)	01852 (Zip Code)

(978) 459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At a meeting held on March 18, 2014, the Board of Directors of Enterprise Bancorp, Inc. (the “Company”) approved certain grants of performance-based restricted stock under the Company's 2009 Stock Incentive Plan (the “Plan”).

Restricted Stock. The Company granted 24,597 shares of restricted stock to certain named executive officers of the Company, as follows: 7,243 shares of restricted stock to Mr. Duncan; 8,075 shares of restricted stock to Mr. Clancy; 4,253 shares of restricted stock to Mr. Main; 2,513 shares of restricted stock to Mr. Marcotte; and 2,513 shares of restricted stock to Mr. Irish. For the named executive officers, the restricted stock grants will vest based on the Company's attainment of certain cumulative diluted earnings per share criteria, as set forth below:

•	when cumulative diluted earnings per share from January 1, 2014 reaches $1.40, 25% of the restricted shares granted will vest; and

•	when cumulative diluted earnings per share from January 1, 2014 reaches $2.87, an additional 25% of the restricted shares granted will vest; and

•	when cumulative diluted earnings per share from January 1, 2014 reaches $4.47, an additional 25% of the restricted shares granted will vest; and

•	when cumulative diluted earnings per share from January 1, 2014 reaches $6.15, the final 25% of the restricted shares granted will vest.

The above cumulative diluted earnings per share is 5% per year compounded growth for the period 2013 to 2017.  If cumulative diluted earnings per share does not reach $6.15 by 12/31/2018 (5 years from 1/1/2014), any unvested shares will be forfeited.

The calculation of cumulative diluted earnings per share will be made at the end of each quarter and restricted stock is considered to be earned on the close of business on the day prior to the Company's earnings release for the quarter in which the criteria is met.

The shares of restricted stock are granted pursuant to the Plan and under the terms of the Restricted Stock Agreement with each named executive officer (the “Restricted Stock Agreement”).

The foregoing description is a summary of the restricted stock grants and is qualified in its entirety by reference to the form of Restricted Stock Agreement that is attached as Exhibit 10.1 to this report and is hereby incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibit is included with this report:

	Exhibit 10.1	Form of Restricted Stock Agreement under Enterprise Bancorp, Inc. 2009 Stock Incentive Plan

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: March 24, 2014	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer and Chief Financial Officer

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